Portions of this exhibit have been omitted pursuant to a request for confiden-tial treatment. The omitted text has been marked with a triple asterisk ("***") and has been filed separately with the Securities and Exchange Commission.





                                Amendment No. 4

                    TO THE A319/A320/A321 PURCHASE AGREEMENT

                        dated as of October 31, 1997

                                    between

                                 AVSA, S.A.R.L.,

                                       and

                             US AIRWAYS GROUP, INC.




This Amendment No. 4 (hereinafter referred to as the "Amendment") entered into as of August 31, 1999, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and US Airways Group, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at 2345 Crystal Drive, Arlington, VA 22227, U.S.A. (hereinafter referred to as the "Buyer") ;

                                   WITNESSETH :

     WHEREAS, the Buyer and the Seller entered into an Airbus A319/A320/A321 Purchase Agreement, dated as of October 31, 1997, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A319, A320 and A321 model aircraft (the "Aircraft"), which agreement, together with all Exhib-its, Appendices and Letter Agreements attached thereto and as amended by Amend-ment No. 1 dated as of June 10, 1998, Amendment No. 2 dated as of January 19, 1999, and Amendment No. 3 dated as of March 31, 1999, is hereinafter called the "Agreement."

     WHEREAS, the Buyer wishes to purchase and the Seller is willing to sell certain Additional Aircraft under the Agreement.

     WHEREAS, the Buyer and the Seller agree to certain other amendments to the Agreement.

     NOW, THEREFORE, IT IS AGREED AS FOLLOWS :

1.   DEFINITIONS
     -----------

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

2.   DELIVERY
     --------

2.1 In line with the terms of Subparagraph 3.3 of Amendment No. 1, the Seller has offered and the Buyer has accepted delivery positions for *** Addi-tional Aircraft that will be firm A320 Aircraft (the "A320 Exercised Firm Aircraft") and *** Additional Aircraft that will be Reconfirmable A319 Air-craft (the "A319 Exercised Reconfirmable Aircraft").

                                      2

2.2 Therefore, the delivery schedule set forth in Subclause 9.1 of the Agree-ment is hereby superseded and replaced by the schedule set forth in Appen-dix 1 hereto.

3.   PREDELIVERY PAYMENTS
     --------------------

The Buyer will pay Predelivery Payments for the A320 Exercised Firm Air-craft and the A319 Exercised Reconfirmable Aircraft in accordance with the schedule below, which will be deemed to supersede the schedule in Subclause
6.2.2.2 of the Agreement in respect only of the A320 Exercised Firm Air-craft and the A319 Exercised Reconfirmable Aircraft.

The Predelivery Payment Reference Price for the A320 Exercised Firm Air-craft and A319 Exercised Reconfirmable Aircraft will be as set forth in Letter Agreement No. 11 of the Agreement for A320 Aircraft and A319 Air-craft, respectively. The Seller will provide the Buyer a detailed schedule of these Predelivery Payments.


                                          Percentage of the Predelivery
     Payment Date                             Payment Reference Price
     ------------                ----------------------------------------------
                                 For A320 Exercised Firm    For A319 Exercised
                                  Aircraft and For A319   Reconfirmable Aircraft
                                 Exercised Reconfirmable   to be delivered under
                                 Under this Amendment in     this Amendment in
                                           ***                       ***
     --------------------------------------------------------------------------
          ***                              ***                       ***
     --------------------------------------------------------------------------



                                       3
4.   ***
     ---

4.1  ***

4.2  ***

4.3  ***

5.   ***

6.   *** RIGHTS
     ----------

6.1  ***

6.2  ***

6.3 The Conversion Right in Paragraphs 1 and 2 of Letter Agreement No. 4 of the Agreement will not apply to the A320 Exercised Firm Aircraft.

7.   ***

8.   EFFECT OF AMENDMENT
     -------------------

The Agreement will be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonsev-erable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the spe-cific provisions contained in this Amendment will govern.

9.   ASSIGNMENT
     ----------

This Amendment and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written con-sent of the Seller, and any attempted assignment or transfer in contraven-tion of the provisions of this Paragraph 9 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses
19.5 and 19.6 of the Agreement will apply to this Amendment.

10.  GOVERNING LAW
     -------------

                                       4



THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT WILL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

                                       5

     If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.



Agreed and accepted                           Yours sincerely,

US AIRWAYS GROUP, INC.                        AVSA, S.A.R.L.






By:   /s/ Thomas A Fink                         By:   /s/ Michele Lascaux
      ---------------------------                     -------------------


Its:  VP - Purchasing & Treasurer               Its:  Director Contracts
      ---------------------------                     ------------------


                                         6
























                                               Appendix 1 to Amendment No. 4



     ***




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